                                                                    EXHIBIT 99.2

                            FINANCIAL PASSPORT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED CONDENSED BALANCE SHEET
                                    JUNE 30,
                                  (UNAUDITED)

                                                                               2000                     1999
                                                                         ------------------       ------------------

                                 ASSETS

Current Assets:
   Cash and cash equivalents                                             $          86,281        $       4,487,623
   Accounts receivable, net of allowance                                            44,610                   18,220
   Prepaid expenses and other current assets                                       253,708                  145,665
                                                                         ------------------       ------------------
     Total current assets                                                          384,599                4,651,508
                                                                         ------------------       ------------------

Fixed assets                                                                     9,559,547                7,091,485
Less: accumulated depreciation and amortization                                   (963,600)                 (66,128)
                                                                         ------------------       ------------------
     Net fixed assets                                                            8,595,947                7,025,357
                                                                         ------------------       ------------------

Other assets                                                                       142,514                   84,904
                                                                         ------------------       ------------------

     Total assets                                                        $       9,123,060        $      11,761,769
                                                                         ==================       ==================



                  LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable and accrued expenses                                    $       1,405,826        $       1,343,053

Other liabilities:
   Deferred liabilities                                                             97,820                  111,213
   Convertible notes payable                                                     2,280,150                        -
   Due to related party                                                          1,699,090                        -
   Accrued interest                                                                 85,050                        -
                                                                         ------------------       ------------------
     Total other liabilities                                                     4,162,110                  111,213
                                                                         ------------------       ------------------

       Total liabilities                                                         5,567,936                1,454,266
                                                                         ------------------       ------------------

Shareholders' Equity:
   Members capital, 415,108 and 30,164 Class A and Class B                               -               19,362,829
      Units outstanding, respectively
   Common stock, $.001 par value: 20,000,000 shares authorized,
      4,887,350 shares issued and outstanding                                        4,887                        -
   Additional paid in capital                                                   27,121,702                1,475,010
   Accumulated deficit                                                         (23,571,465)             (10,530,336)
                                                                         ------------------       ------------------
     Total shareholders' equity                                                  3,555,124               10,307,503
                                                                         ------------------       ------------------

     Total liabilities & shareholders' equity                            $       9,123,060        $      11,761,769
                                                                         ==================       ==================


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                            FINANCIAL PASSPORT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)

                                                                                                                    FOR THE PERIOD
                                                                                                                   FROM JUNE 6, 1996
                                                                                                                    (INCEPTION) TO
                                                                    2000                      1999                   JUNE 30, 2000
                                                              ------------------       ------------------         ------------------
Revenues:
   Platform revenue                                           $         229,167        $               -          $         229,167
   Other revenue                                                         67,902                   32,004                    354,241
                                                              ------------------       ------------------         ------------------
     Total revenue                                                      297,069                   32,004                    583,408
                                                              ------------------       ------------------         ------------------

Selling and operating expenses:
   Selling expenses                                                     186,682                    8,245                  1,028,887
   Salaries and benefits                                              1,093,363                1,036,584                  6,858,461
   Travel and entertainment                                              80,659                   68,442                    369,505
   Facilities, utilities & communications                               606,222                  344,599                  1,400,004
   Taxes, other than income                                              14,612                    7,556                     14,612
   Supplies & freight                                                    59,783                   57,020                     59,783
   Outside services                                                     960,745                  198,539                  4,160,242
   Software maintenance licensing                                       214,843                  111,823                    571,969
   Depreciation & amortization                                          864,373                   28,612                    172,116
   Stock based compensation                                           1,754,870                1,475,010                  5,831,332
   Write-off of proprietary software                                          -                        -                  3,438,281
   Other operating expenses                                                 400                        -                    321,171
                                                              ------------------       ------------------         ------------------
     Total operating expenses                                         5,836,552                3,336,430                 24,226,363
                                                              ------------------       ------------------         ------------------

                                                              ------------------       ------------------         ------------------
     Loss from operations                                            (5,539,483)              (3,304,426)               (23,642,955)
                                                              ------------------       ------------------         ------------------

Non-operating (income)/expenses:
   Interest income                                                      (18,870)                 (34,229)                  (163,542)
   Interest expense                                                      86,015                      610                     86,015
   Other (income)/expense                                                 6,039                  (40,782)                     6,039
                                                              ------------------       ------------------         ------------------
     Total non-operating (income)/expenses                               73,184                  (74,401)                   (71,488)
                                                              ------------------       ------------------         ------------------

     Net loss                                                       ($5,612,667)             ($3,230,025)              ($23,571,467)
                                                              ==================       ==================         ==================




                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                            FINANCIAL PASSPORT, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                        FOR THE SIX MONTHS ENDED JUNE 30,
                                   (UNAUDITED)

                                                                                                                  FOR THE PERIOD
                                                                                                                 FROM JUNE 6, 1996
                                                                                                                  (INCEPTION) TO
                                                                       2000                  1999                  JUNE 30, 2000
                                                                 ----------------      ----------------          ----------------
Cash flows from operating activities:
Net loss                                                       $    (5,612,667)       $    (3,230,025)            $   (23,571,467)

Adjustments to reconcile net loss to net cash used in operating activities:

Depreciation and amortization                                          864,373                 28,612                     975,863
Loss on disposal of fixed assets                                         3,107                      -                       3,107
Stock based compensation                                             1,754,870              1,475,010                   5,831,330
Loss on write-off of proprietary software                                    -                      -                   3,438,281
Consulting fees paid through stock issuance                             22,497                      -                      22,497
Write-off of intellectual property                                           -                      -                     183,673
Changes in assets and liabilities:
   Accounts receivable                                                 (17,631)                13,079                     (44,860)
   Prepaid expenses and other current assets                          (123,974)               (55,928)                   (253,709)
   Accrued Interest                                                     85,050                      -                      85,050
   Other assets                                                        (64,406)                  (630)                   (148,419)
   Accounts payable and accrued expenses                                97,102                289,424                   1,231,228
   Deferred liabilities                                                 14,115                 24,535                      97,820
                                                               ----------------       ----------------            ----------------
Net cash used in operating activities                               (2,977,564)            (1,455,923)                (12,149,606)
                                                               ----------------       ----------------            ----------------
                                                                                                    -                           -
Cash flows from investing activities:
Software development                                                (2,374,717)            (2,514,716)                (12,345,516)
Purchase of property and equipment                                    (211,671)               (52,877)                   (659,932)
Acquisition of subsidiary, net                                               -                      -                     (52,423)
                                                               ----------------       ----------------            ----------------
Net cash used in investing activities                               (2,586,388)            (2,567,593)                (13,057,871)
                                                               ----------------       ----------------            ----------------

Cash flows from financing activities:
Proceeds from issuance of convertible notes                          2,280,150                      -                   2,280,150
Financing received from related party                                1,699,090                      -                   1,699,090
Proceeds from issuance of class A units                                 26,250              7,925,663                  21,388,935
Redemption of units                                                          -                      -                     (74,417)
                                                               ----------------       ----------------            ----------------
Net cash provided by financing activities                            4,005,490              7,925,663                  25,293,758
                                                               ----------------       ----------------            ----------------

Net increase/(decrease) in cash and cash equivalents                (1,558,462)             3,902,147                      86,281
Cash and cash equivalents at beginning of period                     1,644,743                585,476                           -
                                                               ----------------       ----------------            ----------------
Cash and cash equivalents at end of period                     $        86,281        $     4,487,623             $        86,281
                                                               ================       ================            ================

Supplemental information:
   Interest paid                                               $           965        $           610             $         2,266
   Income taxes paid                                           $         6,789        $         3,200             $        11,214



                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                            Financial Passport, Inc.
                          (A Development Stage Company)

              Notes to Consolidated Condensed Financial Statements

                         JUNE 30, 2000 AND JUNE 30, 1999
                                   (UNAUDITED)

1.   ORGANIZATION

Financial Passport, Inc. (formerly Pace Financial Network LLC) (the "Company") was formed in the State of Delaware on June 6, 1996. On March 8, 2000 the Company converted from a limited liability company to a "C" corporation. In connection therewith, each vested Class A and B unit was converted to 10 shares of common stock of Financial Passport, Inc. The conversion was treated in a manner similar to a pooling of interests.

The Company, based in Vienna, Virginia, is developing a national distribution channel using the latest advances in electronic commerce technology to provide a broad array of name brand, high-quality, low cost financial products and services to the members, supporters, and affiliates of a variety of affinity group distribution partners. The primary distribution channel will be the Company's web site, which is in the final stages of development.

The unaudited consolidated condensed financial statements, including the related notes, should be read in conjunction with the historical financial statements and related notes of the Company for the year ended December 31, 1999.


2.   NOTES PAYABLE

The Company issued convertible promissory notes between March 2000 and May 2000. These notes are payable no later than March 31, 2002. Simple interest accrues at fifteen percent (15%) per annum and is payable no later the maturity date of the notes. These notes are convertible into common stock of the Company at the option of the holder. At any time before the maturity date or before any date on which the Company gives notice that it will repay the note, holders of the notes can convert the principal and accrued interest into common stock at a price per share equal to $10.50, subject to adjustment in certain circumstances. The amount of notes outstanding as of June 30, 2000 was $2,280,150.

                            Financial Passport, Inc.
                          (A Development Stage Company)

             Notes to Consolidated Financial Statements (continued)

3.   STOCK BASED COMPENSATION

The Company had granted Class A membership units to employees and consultants of the Company under a discretionary unit compensation plan. Upon conversion to a "C" corporation, those membership units that were unvested were converted into stock options that retained the same vesting period as the grants they replaced. Such options were treated as non-qualified options. Each unvested membership unit was converted into options to purchase 12.5 shares of common stock. As of June 30, 2000, employees and consultants held 57,188 options that had vested and 376,563 options that were unvested at a strike price of $5.25 per share. The options were recognized as compensation expense at the intrinsic value (fair value for consultants) of the award, which amounted to approximately $5.25 per share. For the six months ended June 30, 2000 and June 30, 1999, the Company recognized compensation expense of $1,754,870 and $1,475,010, respectively, related to these options.


4.   INCOME TAXES

Prior to the conversion to a "C" corporation as discussed in Note 1, any taxable income or loss was passed through to the individual LLC members. Subsequent to the conversion to a "C" corporation, the Company has deferred tax assets of approximately $950,000 at June 30, 2000, relating principally to net operating loss carryforwards. Management of the Company does not expect to achieve sufficient levels of profitability to utilize such assets and as a result has also recorded an offsetting valuation allowance against the deferred tax assets.


5.   AMOUNT DUE TO RELATED PARTY

On May 24, 2000, the Company entered into a Financing Agreement (the "Agreement") with OnMoney Financial Services Corporation ("OnMoney"), a wholly owned subsidiary of Ameritrade Holding Corporation ("Ameritrade"). Pursuant to this Agreement, OnMoney agreed to fund the Company's operations pending Ameritrade's acquisition (the "Acquisition") of all of the outstanding shares of the Company (as further described in Note 7). According to the Agreement, in the event the Acquisition did not occur, the Company would repay any and all funds advanced by OnMoney, plus interest at an annual rate of 12% earned thereon. As of June 30, 2000, the amount due to OnMoney under this Agreement totaled $1,699,090.

                            Financial Passport, Inc.
                         (A Development Stage Company)

             Notes to Consolidated Financial Statements (continued)


6.   LITIGATION

The Company filed a lawsuit in January 2000 against a third party seeking declaratory relief regarding the ownership of certain intellectual property. The third party subsequently filed for declaratory relief and contract damages. The Company and the third party had worked together concerning the development of certain software for use in the Company's website.

On June 9, 2000, the Company settled the lawsuit. As part of the settlement a new licensing agreement was executed that entirely replaces the previous agreement that was under dispute. This agreement defines the rights of each party with regard to the intellectual property involved in the dispute. In accordance with the settlement agreement, the Company paid $57,500 to the third party for prior services that were under dispute.


7.   SUBSEQUENT EVENT

On July 21, 2000, the Company and Ameritrade consummated a merger (the "Merger") whereby OM Acquisition Sub I, Inc. (the "Merger Sub"), a wholly-owned subsidiary of Ameritrade, was merged with and into the Company pursuant to a Merger Agreement (the "Merger Agreement"), dated as of June 30, 2000, among the Company, Ameritrade, the Merger Sub and OnMoney. As a result of the Merger, the Company has become a wholly-owned subsidiary of Ameritrade.

Pursuant to the terms of the Merger Agreement, each issued and outstanding share of the Company's common stock was converted into the right to receive 0.2894382 shares of Ameritrade's Class A common stock (except that persons holding 2,000 or fewer shares of the Company's common stock had their shares converted into the right to receive approximately $3.57 for each share of the Company's common stock).